Exhibit 10(gg)

AWARD / CONTRACT		PAGE 1
1.	THIS CONTRACT IS A RATED ORDER Under DPAS (15 CFR 700)	Rating	C9E

2.	CONTRACT (Proc., Inst., Ident.) No. MDA906-03-C-0010

3.	EFFECTIVE DATE 1 September 2003

4.	REQUISITION/PURCHASE REQUEST/PROJECT NO. 03-PRO-0096

5.	ISSUED BY	CODE		CMD

Department of Defense
TRICARE Management Activity
16401 East Centretech Parkway
Aurora, Colorado 80011-9066
Angie.Figueroa@tma.osd.mil (303-676-3626)

6.	ADMINISTERED BY (If other than Item)	CODE		CMD

Stephen Griffin
Contracting Officer
303-676-3754
Stephen.griffin@tma.osd.mil

7.	NAME AND ADDRESS OF CONTRACTOR (No., Street, City, State and ZIP Code)

Humana Military Healthcare Services, Inc.
500 West Main Street
PO Box 740062
Louisville, Kentucky 40202-1438

Vendor ID:
DUNS:
CEC:
Cage Code:
TIN :

8.	DELIVERY
FOB ORIGIN OTHER (See Below)

9.	DISCOUNT FOR PROMPT PAYMENT
Net 30

10.	SUBMIT INVOICES
(4 copies unless other-
wise specified) Address
Shown In: Section G

CODE	FACILITY CODE

11.	SHIP TO/MARK FOR	CODE ZD06
Department of Defense TRICARE Management Activity 16401 East Centretech Parkway AURORA CO 80011-9066

12.	PAYMENT WILL BE MADE BY		CODE	RMF
See Section G

13.	AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
10 U.S.C. 2304 (c) ( ) 41 U.S.C. 253(c) ( )

14.	ACCOUNTING AND APPROPRIATION DATA 9703030130.1889.102000 (CLINs 0001 and 0002 obligated)

15A.	ITEM NO.

15B.	SUPPLIES/SERVICES
South Contract see Schedule B Note: Total amount in block 15G includes Base Period plus all Option periods

15C.	QUANTITY

15D.	UNIT

15E.	UNIT PRICE

15F.	AMOUNT

15G.	TOTAL AMOUNT OF CONTRACT	$

16.	TABLE OF CONTENTS

(X)	Sec.	Description	Pages
Part I – THE SCHEDULE
X	A	Solicitation/Contract	1
X	B	Supplies or Services and Prices/Cost	B1-B7
X	C	Description/Specs/Work Statement	C1-C11
X	D	Packaging and Marking	D-1
X	E	Inspection and Acceptance	E-1
X	F	Deliveries or Performance	F1-F5
X	G	Contract Administration Data	G1-G4
X	H	Special Contract Requirements	H1-H22

Part II – CONTRACT CLAUSES
X	I	Contracts Clauses	I1-I11

Part III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X	J	List of Attachments	J-1

Part IV – REPRESENTATIONS AND INSTRUCTIONS

	K	Representations, Certifications and other Statements of Offerors
	L	Instrs., Conds, and Notices to Offerors
	M	Evaluation Factors for Award

Contracting Officer will complete item 17 or 18 as applicable

17. X CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligation of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attached are listed herein.)

18. AWARD (Contractor is not required to sign this document.)
Your offer on Solicitation number including the additions or changes made by you which additions or changes are set forth above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.	Name and Title of Signer (Type or Print)

David J. Baker
President and CEO

19B.	NAME OF CONTRACTOR

	By:	/S/ David J. Baker
(Signature of person authorized to sign)

19C.	Date Signed

8/25/03

20A.	NAME OF CONTRATING OFFICER

BRUCE MITTERER 303 676-3812
Bruce.mitterer@tma.osd.mil

20B.	UNITED STATES OF AMERICA

	By:	/S/ Bruce Mitterer
(Signature of Contracting Officer)

20C.	Date Signed

8/27/03

NSN 7540-01-152-8069	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA – FAR (48 CFR) 53.214(a)